UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2016

LION BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada
(State of Incorporation)

000-53127	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

999 Skyway Road, Suite 150
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 14, 2016, the Board of Directors (the “Board”) of Lion Biotechnologies, Inc. (the “Company”) adopted Amended and Restated Bylaws of the Company, effective immediately. The Amended and Restated Bylaws replace and supersede in their entirety the former Bylaws of the Company that were adopted effective as of September 17, 2007 (the “Prior Bylaws”), including the amendment to the Prior Bylaws that was adopted effective as of May 28, 2013.

Among other changes, the Prior Bylaws are amended by the Amended and Restated Bylaws as follows:

•	the Amended and Restated Bylaws add Articles or amend the organization and sequence of the Articles of the Prior Bylaws as follows:

Prior Bylaws	Amended and Restated Bylaws
Article I - Stockholders	Article I - Offices
Article II - Directors	Article II - Stockholders
Article III - Notices	Article III - Directors
Article IV - Officers	Article IV - Officers
Article V - Capital Stock	Article V - Capital Stock
Article VI - General Provisions	Article VI - Distributions
Article VII - Indemnification	Article VII - Records and Reports; Corporate Year; Fiscal Year
Article VIII - Amendments	Article VIII - Indemnification
Article IX - Changes in Nevada Law; Acquisition of Control
Article X - Amendment or Repeal

•	Article I, Section 1 of the Prior Bylaws, governing the annual meetings of stockholders, and Article I, Section 2 of the Prior Bylaws, governing special meetings of stockholders, are replaced and updated by Article II, Section 2.1 and Article II, Section 2.2, respectively, of the Amended and Restated Bylaws, and are amended to provide that the Board of Directors may postpone, reschedule or cancel any annual or special meeting of stockholders, except as otherwise restricted by the articles of incorporation of the Company, as amended from time to time (the “Articles of Incorporation”) or applicable law;

•	Article I, Section 2 of the Prior Bylaws, governing special meetings of stockholders, is further amended in Article II, Section 2.2 of the Amended and Restated Bylaws to provide that special meetings of stockholders may be called by the Chairman of the Board of Directors or the Company’s Chief Executive Officer, and also specifies the procedures for calling a special meeting by anyone other than the Chairman of the Board or Chief Executive Officer, including determination by the Board of the time and place of such special meeting, and giving notice of such special meeting;

•	Article I, Section 4 of the Prior Bylaws, governing quorum and adjourned meetings of stockholders, is replaced and updated by Article II, Section 2.6 of the Amended and Restated Bylaws, and, among other changes, is amended from requiring at least ten percent of the issued and outstanding stock of the Company to constitute a quorum, to requiring at least a majority of the outstanding voting shares of the Company to constitute a quorum, and requiring notice of an adjourned meeting to be given in the event a new record date is fixed for such adjourned meeting;

•	Article III of the Prior Bylaws, governing notices, is replaced and updated by Article II, Section 2.4 of the Amended and Restated Bylaws, and updates the notice procedures for meetings of stockholders;

•	The Amended and Restated Bylaws add a new Section 2.5 entitled “Determination of Stockholders of Record,” and provides that for the purpose of determining the stockholders entitled to (i) notice of and to vote at any stockholder meeting or adjournment; (ii) receive payment of any distribution of allotment of rights; or (iii) exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty days nor less than ten days before the date of such meeting;

•	Article I, Section 5 of the Prior Bylaws, governing voting, is replaced by Article II, Section 2.7 of the Amended and Restated Bylaws, and provides updated procedures regarding the voting of shares by stockholders;

•	The Amended and Restated Bylaws add a new Section 2.10 entitled “Organization,” and provides the procedures by which meetings of stockholders are presided over and conducted;

•	Article II, Section 2 of the Prior Bylaws, governing the number, tenure and qualifications of directors, is replaced and updated by Article III, Section 3.2 of the Amended and Restated Bylaws;

•	The Amended and Restated Bylaws add a new Section 3.3 entitled “Removal and Resignation of Directors,” and provides that, subject to any rights of the holders of preferred stock, if any, and except as otherwise provided in the Nevada Revised Statutes (the “NRS”), any director may be removed from office with or without cause by the affirmative vote of a majority of the outstanding voting shares of the Company, and further provides that any director may resign effective upon giving written notice, unless the notice specifies a later time for effectiveness of such resignation, to the Chairman of the Board, the President or the Secretary, or in the absence of all of them, any other officer of the Company;

•	Article II, Section 4 of the Prior Bylaws, governing annual and regular meetings of directors, is replaced by Article III, Section 3.5 of the Amended and Restated Bylaws, and, among other changes, is amended to provide that the annual meeting of the Board of Directors, including directors newly elected, if any, shall be held immediately after the annual meeting of stockholders and at the place where such meeting is held;

•	The Amended and Restated Bylaws add a new Section 3.8 entitled “Notice of Meetings,” and provides for updated notice procedures for all special meetings of the Board of Directors;

•	The Amended and Restated Bylaws add a new Section 3.11 entitled “Meetings Through Electronic Communications,” and provides that members of the Board of Directors or of any committee designated by the Board may participate in a meeting of the Board or such committee by any means of electronic communications, videoconferencing, teleconferencing or other available technology permitted under the NRS, including details regarding the manner of such participation;

•	The Amended and Restated Bylaws add a new Section 3.13 entitled “Powers and Duties,” and provides details on the powers and duties of the Board of Directors, including its authority to designate one or more committees (which replaces and updates Article II, Section 9 of the Prior Bylaws, governing committees);

•	The Amended and Restated Bylaws add a new Section 3.15 entitled “Organization,” and provides the procedures by which meetings of the Board of Directors are presided over and conducted;

•	The Amended and Restated Bylaws add a new Section 4.12 entitled “Execution of Negotiable Instruments, Deeds and Contracts,” and provides that all negotiable instruments, deeds and contracts shall be signed in the name of the Company by such officers or other persons as the Board of Directors may from time to time designate;

•	Article V of the Prior Bylaws, entitled “Capital Stock,” is updated and amended by Article V of the Amended and Restated Bylaws, also entitled “Capital Stock,” including the addition of sections governing the transfer of shares (Section 5.5) and the appointment of transfer agents, transfer clerks and registrars of transfer (Section 5.6);

•	Article VI of the Prior Bylaws, entitled “General Provisions,” is replaced, updated and amended by Article VI (“Distributions”), Article VII (“Records and Reports; Corporate Seal; Fiscal Year”) and Article I (“Offices”) of the Amended and Restated Bylaws;

•	Article VII of the Prior Bylaws, entitled “Indemnification,” is replaced, updated and amended by Article VIII (“Indemnification”) of the Amended and Restated Bylaws, which, among other changes, provides more specificity with regard to the extent and scope of such indemnification, and also adds sections pertaining to severability (Section 8.1(g)) and amendment (Section 8.2);

•	The Amended and Restated Bylaws add a new Article IX entitled “Changes in Nevada Law; Acquisition of Control,” which provides that references in the Amended and Restated Bylaws to the laws of the State of Nevada or the NRS or to any provision thereof shall be to such law as it existed on the date the Amended and Restated Bylaws were adopted or as such law thereafter may be changed, subject to certain limitations;

•	Article VIII of the Prior Bylaws, entitled “Amendments,” is replaced, updated and amended by Article X (“Amendment or Repeal”) of the Amended and Restated Bylaws.

The Amended and Restated Bylaws also include a number of clerical, technical, conforming and clarifying changes.

The foregoing description is qualified in its entirety by reference to the Amended and Restated Bylaws, effective as of November 14, 2016, which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements And Exhibits

(d)       Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Lion Biotechnologies, Inc., effective as of November 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2016	LION BIOTECHNOLOGIES, INC.

	By:	/s/ MARIA FARDIS
Maria Fardis, Chief Executive Officer